UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 30, 2013

Date of Report (date of earliest event reported)

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported in a current report on Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on May 6, 2013 (the “Original Form 8-K”), PCTEL, Inc. (“the Company”) and its wholly-owned subsidiary, PCTEL Secure LLC (“PCTEL Secure”), entered into an Asset Purchase Agreement dated April 30, 2013 (“Purchase Agreement”) with Redwall Technologies, LLC (“Redwall”) pursuant to which Redwall purchased substantially all the assets of PCTEL Secure. The Original Form 8-K lists the Purchase Agreement as an exhibit in Item 9.01, but the Purchase Agreement was inadvertently omitted when the Original Form 8-K was filed. This amendment to the Original Form 8-K is being filed in order to include the Purchase Agreement.

ITEM 9.01	EXHIBITS.

(d) Exhibits.

Exhibit 2.1 —	Asset Purchase Agreement dated April 30, 2013, by and among the Company, PCTEL Secure and Redwall.[1]

[1]	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCTEL, Inc.

	By:	/s/ John W. Schoen
Date: May 23, 2013		John W. Schoen, Chief Financial Officer